Exhibit 10.2

                          AMENDMENT TO LETTER AGREEMENT

        This agreement is dated July 31, 2006 and is between Alfred "Ted" Curmi ("Curmi") and Incentra Solutions, Inc. ("Incentra")(collectively the Parties).

                                    RECITALS

        WHEREAS, Curmi and Incentra entered into a Letter Agreement dated July 27, 2006 (the "Letter Agreement").

        WHEREAS, the Parties desire to amend the Letter Agreement pursuant to the terms of this agreement.

        NOW THEREFORE, in consideration of the foregoing, the mutual promises set forth in this Amendment to Letter Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

                                    AGREEMENT

1. Upon execution of this Amendment to Letter Agreement, Incentra will pay Curmi the sum of $1,875,000 by wire transfer in full satisfaction of Incentra's obligations under paragraph 2 of the Letter Agreement and, upon receipt of said funds, the Parties shall comply with all of the terms of the Letter Agreement that are applicable upon full performance by Incentra of paragraph 2 of the Letter Agreement including the transfer of the Curmi Stock and the executed appropriate stock transfer documents to Incentra, the provision by Curmi to Incentra of the executed Release and Confidentiality and Nondisparagement Agreement and the filing of the Stipulation for Dismissal. All other terms of the Letter Agreement that survive after full payment by Incentra shall remain in full force and effect.

2. COUNTERPARTS AND TELECOPIES. This Agreement may be executed in counterparts, and by copies transmitted by telecopy, all of which shall be-given the same force and effect as the original.

                                        INCENTRA SOLUTIONS, INC.


                                        By: /s/ Matthew G. Richman
                                           -------------------------------------
                                            MATTHEW G. RICHMAN

                                            /s/ Alfred Curmi
                                           -------------------------------------
                                            ALFRED 'TED' CURMI